UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES ACT OF 1934

Date of report (Date of earliest event reported): June 26, 2018

Kennametal Inc.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-5318	25-0900168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

World Headquarters 600 Grant Street Suite 5100 Pittsburgh, Pennsylvania	15219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 248-8000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2018, the Board of Directors of Kennametal Inc. (the “Company”) announced the retirement of Ronald M. De Feo as Executive Chairman of the Board of the Company. Mr. De Feo was appointed Executive Chairman of the Board on August 1, 2017 and previously served as President and CEO of the Company from February 4, 2016 to August 1, 2017. He has served as a member of the Company’s Board of Directors since 2001. Mr. De Feo will remain on the Board of Directors of the Company until his planned retirement in October 2018. Pursuant to this retirement, the Board of Directors has appointed Lawrence W. Stranghoener as Chairman of the Board of the Company to take effect July 1, 2018. Mr. Stranghoener had been elected as the independent Lead Director of the Company from August 1, 2017 to date and previously held the position of Chairman of the Board from October 27, 2015 to August 1, 2017.

Mr. Stranghoener is the retired Executive Vice President, Strategy and Business Development of the Mosaic Company (a crop nutrition company), a position he held from August 30, 2014 until his retirement in January 2015. Mr. Stranghoener previously served as Interim Chief Executive Officer of that company from June 1, 2014 through August 30, 2014, and prior to that served as the company’s Executive Vice President and Chief Financial Officer, a position he held from September 2004 until June 2014. Before joining Mosaic, Mr. Stranghoener was the Executive Vice President and Chief Financial Officer of Thrivent Financial for Lutherans (a Fortune 500 financial services company) from 2001 to 2004. Prior to that, Mr. Stranghoener spent 17 years at Honeywell Inc. where he served in a variety of positions in the U.S. and in Europe, including three years as Chief Financial Officer until Honeywell merged with Allied Signal Inc. in 1999.

Item 8.01	Other Events.

On June 28, 2018, the Company issued a press release announcing Mr. De Feo’s retirement as Executive Chairman of the Board and Mr. Stranghoener’s election as independent Chairman of the Board. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated June 28, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2018	Kennametal Inc.

	By:	/s/ Michelle R. Keating
Michelle R. Keating
Vice President, Secretary and General Counsel